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                                                                    EXHIBIT 99.3

                  TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                   (UNAUDITED)


                                                      March 31,    December 31,
                                                        2001           2000
                                                     -----------   ------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                          $ 5,788,466   $ 5,679,085
  Accounts receivable, net                             1,428,603     1,710,104
  Other receivables                                      476,707       478,192
  Advances to affiliate                                   54,364        50,000
  Prepaid expenses and other current assets              214,428       284,364
                                                     -----------   -----------
    TOTAL CURRENT ASSETS                               7,962,568     8,201,745

PROPERTY AND EQUIPMENT, NET                            5,557,254     5,886,520

OTHER ASSETS
  Note receivable, net                                      --            --
  Prepaids and other long-term assets                     50,375        48,200
                                                     -----------   -----------

TOTAL ASSETS                                         $13,570,197   $14,136,465
                                                     ===========   ===========


LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES
  Accounts payable                                   $   751,093   $   597,733
  Accrued expenses                                     2,740,333       723,822
                                                     -----------   -----------
    TOTAL CURRENT LIABILITIES                          3,491,426     1,321,555

COMMITMENTS AND CONTINGENT LIABILITIES

PARTNERS' CAPITAL

  General partner                                        100,788       128,148
  Limited partners                                     9,977,983    12,686,762
                                                     -----------   -----------
    TOTAL PARTNERS' CAPITAL                           10,078,771    12,814,910
                                                     -----------   -----------

TOTAL LIABILITIES AND PARTNERS' CAPITAL              $13,570,197   $14,136,465
                                                     ===========   ===========


           See notes to consolidated condensed financial statements.


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                  TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
                CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)


                                       Three Months Ended March 31,
                                       ----------------------------
                                           2001            2000
                                       -----------    -------------

REVENUES
  Order entry                          $ 2,994,210    $ 2,804,038
  Online income                          1,336,262        570,834
                                       -----------    -----------
    TOTAL REVENUES                       4,330,472      3,374,872

COST OF SERVICES                         1,077,584        445,098
                                       -----------    -----------

GROSS PROFIT                             3,252,888      2,929,774

OPERATING EXPENSES
  Advertising and promotion                194,935      5,491,177
  Depreciation and amortization            423,000        184,200
  Employee compensation and benefits     1,854,869      1,264,509
  Professional fees                      3,064,852        958,556
  Rent                                     188,989        183,055
  Other                                    338,119        537,993
                                       -----------    -----------
    TOTAL OPERATING EXPENSES             6,064,764      8,619,490

  Interest expense                            (271)           (68)
  Interest income                           80,092        128,004
  Other income/(expense)                    (4,084)        25,911
                                       -----------    -----------
    TOTAL OTHER INCOME AND EXPENSE          75,737        153,847
                                       -----------    -----------

NET LOSS BEFORE INCOME TAXES            (2,736,139)    (5,535,869)

Provision for federal income taxes            --             --
                                       -----------    -----------

NET LOSS                               $(2,736,139)   $(5,535,869)
                                       ===========    ===========


           See notes to consolidated condensed financial statements.



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                  TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                       March 31,
                                                               ----------------------------
                                                                   2001           2000
                                                               ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                       $ (2,736,139)   $ (5,535,869)

Adjustments to reconcile net loss to net cash used in operating activities:

  Bad debt expense (recoveries)                                      (8,971)         64,125
  Loss on sale of property and equipment                               --            28,058
  Depreciation and amortization                                     423,000         184,200
Changes in assets and liabilities:
  Accounts receivable and other receivables                         291,957          27,413
  Prepaid expenses and other assets                                  67,761          34,088
  Advances to affiliates                                             (4,364)         (1,446)
  Accounts payable and accrued expenses                           2,169,871       1,446,968
                                                               ------------    ------------
    NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES             203,115      (3,752,463)

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash advances on loan to former consultants                          --          (218,512)
  Cash paid for property and equipment                              (93,734)       (983,964)
                                                               ------------    ------------
    NET CASH USED IN INVESTING ACTIVITIES                           (93,734)     (1,202,476)

CASH FLOWS FROM FINANCING ACTIVITIES

    NET CASH PROVIDED BY FINANCING ACTIVITIES                          --              --
                                                               ------------    ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                109,381      (4,954,939)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                  5,679,085      16,369,170
                                                               ------------    ------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                     $  5,788,466    $ 11,414,231
                                                               ============    ============

SUPPLEMENTAL CASH FLOW INFORMATION

  Cash paid for interest                                       $        271    $         68
                                                               ============    ============



           See notes to consolidated condensed financial statements.



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                   TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF PRESENTATION

The unaudited consolidated condensed financial statements include the accounts of TradeCast Investments Ltd., its wholly-owned subsidiaries and related partnership interests (collectively, the "Partnership"). All intercompany balances and transactions have been eliminated.

These financial statements, in the opinion of management, reflect all adjustments, which are all of a normal recurring nature, necessary to present fairly the financial position, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements, including the related notes, should be read in conjunction with the audited historical financial statements and related notes of the Partnership for the years ended December 31, 2000 and 1999.

2. CONCENTRATION OF CREDIT RISK

The Partnership had monies deposited in bank accounts that were in excess of the federally insured limits. The Partnership monitors the financial condition of the bank and has not experienced losses associated with these accounts.

3. DEPOSITS WITH CLEARING BROKER

TradeCast Securities Ltd. ("TradeCast Securities"), the Partnership's broker/dealer entity, is engaged in various securities brokerage activities serving primarily individual investors. Prior to July 11, 2001 (see Note 5), TradeCast Securities cleared all transactions through Penson Financial Services, Inc. (the "Clearing Broker") on a fully-disclosed basis. TradeCast Securities was responsible for any losses that the Clearing Broker sustained as a result of nonperformance by customers in the settlement of securities transactions. TradeCast Securities performs due diligence with respect to each customer accepted to minimize its risk. TradeCast Securities generally does not require collateral or other security from customers. In the event of nonperformance by a customer, TradeCast Securities' exposure is generally limited to the market value risk associated with purchasing or selling securities at prevailing market prices in order to fulfill the customer's obligations. TradeCast Securities is required to maintain deposits with its Clearing Broker to cover such potential losses.

4. NET CAPITAL REQUIREMENTS

TradeCast Securities is subject to the Securities and Exchange Commission Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital, as defined. At March 31, 2001 and December 31, 2000, TradeCast Securities had net capital of $1,122,341 and $2,048,936, respectively, which exceeded its required net capital by $949,679 and $1,948,936, respectively. TradeCast Securities' required net capital was $172,662 and $100,000 at March 31, 2001 and December 31, 2000, respectively.

5. SUBSEQUENT EVENTS

On April 2, 2001, Ameritrade Holding Corporation ("Ameritrade") directly and indirectly acquired all of the ownership interests in the Partnership. In connection with and prior to the sale, $2,437,234 of cash and the note receivable from two former consultants of TradeCast Securities were distributed to



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Bankstream Ltd., and the partnership interests in Bankstream Ltd. were distributed to the partners of TradeCast Investments Ltd.

On July 11, 2001, TradeCast Securities transferred its securities clearing from the Clearing Broker to Advanced Clearing, Inc., a subsidiary of Ameritrade.




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